 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 24, 2017

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The following information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 25, 2017, Essendant Inc. (the “Registrant”) issued a press release announcing its financial results for the three- and nine- month periods ended September 30, 2017. A copy of the Registrant’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, a slide presentation summarizing earnings and financial results is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2017, the Registrant announced the election of Richard D. Phillips (the “Executive”) as the Registrant’s President and Chief Executive Officer effective October 24, 2017. Mr. Phillips had served as the Registrant’s interim President and Chief Executive Officer since June 2017.  The terms of Mr. Phillips compensation were previously disclosed on a Current Report on Form 8-K filed by the Registrant on July 17, 2017.

On October 24, 2017, the Registrant’s Board of Directors elected Richard D. Phillips to the Board of Directors and elected Mr. Phillips as a member of the Executive Committee of the Board.  Mr. Phillips will serve as a Class II director.

Mr. Phillips, age 47, joined the Company in January 2013 as President of Online and New Channels and was named President, ORS Nasco in November 2015.  He was named Group President, Industrial in August 2016, when he added responsibility for the Company’s automotive and e-commerce businesses. Prior to joining Essendant, Mr. Phillips spent 14 years at McKinsey & Company, where he was elected Partner in 2005 and worked with global clients in a number of industries, with a functional emphasis in strategy, commercial performance and operations.  He previously spent six years at Baxter Healthcare in various finance and sales roles.  Mr. Phillips earned a B.S. degree in Finance from Indiana University and a Masters of Management degree, with distinction, from the Kellogg Business School at Northwestern University.

Mr. Phillips was not appointed pursuant to any arrangement or understanding between him and any other person in respect of such appointment, has no family relationships with any of the Company’s directors or executives, and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation

S-K.

A press release announcing the election of Mr. Phillips as President and Chief Executive Officer and to the Board of Directors of the Registrant is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated October 25, 2017, announcing financial results for the three- and nine-month period ended September 30, 2017.
99.2	Earnings Presentation, a slide presentation summarizing earnings and financial results.
99.3	Press Release, dated October 25, 2017, announcing the election of Richard D. Phillips as President and Chief Executive Officer and to the Board of Directors of the Registrant

ESSENDANT INC. EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED October 24, 2017

Exhibit No.	Description	Method of Filing

99.1	Press Release, dated October 25, 2017, announcing financial results for the three- and nine-month period ended September 30, 2017.	Filed Herewith
99.2	Earnings Presentation, a slide presentation summarizing earnings and financial results.	Filed Herewith
99.3	Press Release, dated October 25, 2017, announcing the election of Richard D. Phillips as President and Chief Executive Officer and to the Board of Directors of the Registrant	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESSENDANT INC.
Date: October 25, 2017	/s/ Janet Zelenka
Janet Zelenka Senior Vice President and Chief Financial Officer